SEMI ANNUAL REPORT

[GRAPHIC OMITTED]


NOVEMBER 30, 2002


FRANKLIN'S AGE HIGH INCOME FUND

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FRANKLIN(R)TEMPLETON(R)
    INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR
INVESTMENT NEEDS IN THE YEARS AHEAD.


[Photo Omitted]

CHRISTOPHER J. MOLUMPHY, CFA
SENIOR PORTFOLIO MANAGER
FRANKLIN'S AGE HIGH INCOME FUND

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders
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

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: FRANKLIN'S AGE HIGH INCOME FUND SEEKS TO PROVIDE INVESTORS WITH HIGH, CURRENT INCOME, WITH A SECONDARY OBJECTIVE OF PRINCIPAL APPRECIATION. THE FUND INVESTS IN A DIVERSIFIED PORTFOLIO CONSISTING PRIMARILY OF HIGH YIELD, LOWER-RATED DEBT SECURITIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin's AGE High Income Fund covers the period ended November 30, 2002. During the six months under review, financial markets continued their volatile roller coaster ride, with stocks trading in an especially wide range. For instance, the broad Standard & Poor's 500 Composite Index (S&P 500) fell to new low levels for this bear market in late July 2002 on the heels of large corporate bankruptcies and allegations of company malfeasance, only to recover partially in August as no new accounting scandals were uncovered. However, as investors grew more worried about the economic recovery's uneven pace, equities dipped to even lower levels by early October. In response to the economy's relatively tepid growth rate, the Federal Reserve Board (the Fed) trimmed the federal funds target rate one-half percentage point, from 1.75% to 1.25%, in November. According to Fed Chairman Alan Greenspan, the rate cut's added stimulus was intended to



CONTENTS

Shareholder Letter ..................  1

Performance Summary .................  9

Financial Highlights &
Statement of Investments ............ 11

Financial Statements ................ 25

Notes to
Financial Statements ................ 29

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

help the economy work its way through the recent "soft spot." With continued strong consumer spending -- a key pillar of the recovery -- and the Fed rate cut, the markets staged a fairly strong rally through November. Despite the strong close, the S&P 500 posted a disappointing -11.49% total return for the six months ended November 30, 2002. 1

Because high yield corporate bond market returns tend to be heavily influenced by equity market performance, unlike more interest rate-sensitive fixed income sectors, the unfavorable stock market environment negatively impacted the asset class. Although 10-year Treasury yields fell from 5.1% at the beginning of the reporting period to 4.2%, high yield spreads, or differences, over Treasuries followed patterns set by the volatile equity indexes. As measured by the CSFB High Yield Index, spreads rose from 7.4% on May 31, 2002, to a near all-time peak of 10.8% on October 31 before declining to 9.3% by November 30. 2 Investors continued to demand higher yields to compensate for increasingly speculative corporate credit risk amid a lackluster recovery in corporate profitability.

Unfortunately, Franklin's AGE High Income Fund was not able to counteract the high yield bond market's volatility and price weakness. Consistent with the Fund's longer-term horizon, our somewhat more aggressive portfolio positioning and our selective additions in sectors that had been beaten up during the market sell-off acted as a near-term drag on performance, as



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Credit Suisse First Boston. The CSFB High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

those segments underperformed the overall market. For the six months ended November 30, 2002, the Fund's Class A shares posted a -5.72% cumulative total return, as shown in the Performance Summary beginning on page 9. In comparison, the Lipper High Current Yield Average, an indicator of overall high yield bond mutual fund returns, which comprised 390 high yield bond funds on November 30, 2002, posted a -3.76% return. 3 Although we were disappointed by the Fund's results for the six-month period, we were encouraged by its strong absolute and relative performance during November's rally.

Because we did not expect market skittishness to end soon, at period-end we continued to maintain our longer-term focus on sectors that we find demonstrating favorable growth prospects, solid fundamentals and attractive valuations. As of November 30, 2002, our top five industry weightings as a percentage of total net assets were wireless communications (9.7%), gaming and leisure (8.3%), health services (7.9%), cable television (6.0%), and media (5.8%).


SECTOR DISCUSSIONS
WIRELESS - COMMUNICATIONS
Continuing a theme begun in previous reporting periods, we maintained the Fund's relatively high exposure to the wireless communications industry. Wireless carriers continued to report revenue and subscriber growth despite the soft economy.


PORTFOLIO BREAKDOWN
Based on Total Net Assets
11/30/02

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

BONDS 86.3%
EQUITIES 5.7%
Short-Term Investments & Other Net Assets 8.0%

3. Source: Lipper Inc. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS
11/30/02

COMPANY
SECTOR/INDUSTRY,                 % OF TOTAL
COUNTRY                          NET ASSETS
-------------------------------------------

Nextel
Communications Inc.                    1.8%
COMMUNICATIONS, U.S.

Fresenius Medical Care
Capital Trust                          1.5%
HEALTH SERVICES, GERMANY

Universal Compression Inc.             1.4%
INDUSTRIAL SERVICES, U.S.

Horseshoe Gaming
Holding Corp.                          1.4%
CONSUMER SERVICES, U.S.

Willis Corroon Corp.                   1.4%
FINANCE, U.K.

EchoStar Broadband Corp.               1.4%
CONSUMER SERVICES, U.S.

Amkor Technology Inc.                  1.3%
ELECTRONIC TECHNOLOGY, U.S.

Avecia Group PLC                       1.2%
PROCESS INDUSTRIES, U.K.

United Surgical Partners               1.2%
HEALTH SERVICES, U.S.

Ultrapetrol Ltd.                       1.2%
TRANSPORTATION, U.S.



Competing providers launched more aggressive discount rate plans, but consumer and business usage rose enough to maintain average revenue-per-subscriber results. During October and November's stock market rally, high yield bond valuations recovered sharply from very depressed levels. This allowed the wireless communications industry to perform comparatively well in the overall high yield market during the six months under review. In general, we focused our investments on larger wireless communications service providers exhibiting geographic diversity, sound management teams and strong growth prospects. We believe Nextel Communications, our largest holding, fits that profile well. Nextel, which offers differentiated service primarily to business customers, was able to meet subscriber growth and profitability expectations during the economic downturn.

GAMING AND LEISURE - CONSUMER SERVICES
The gaming and leisure sector held up reasonably well amid the economic weakness and was one of our strongest performers during the reporting period. We focused our investments on large, diversified companies that own and operate the stronger properties in their respective markets. We reduced some positions in smaller operators within the gaming sector as bond prices rose to fully valued levels. Overall, however, we continue to be attracted by gaming and leisure companies' ability to generate strong cash flow, as well as the substantial value of their hotel and casino assets.

HEALTH SERVICES
We increased the Fund's health services weighting to take advantage of situations where the bond prices of larger, higher quality providers came under heavy selling pressure. We remained comfortable with our significant industry holdings based on the sector's defensive nature and generally stable revenue streams. Health care providers continue to benefit from increased Medicare spending and higher reimbursement rates received from managed care and insurance companies. Insurers and HMOs have largely been successful in passing costs through to consumers and employers. While we are reasonably optimistic that reimbursement trends will remain supportive in the near to intermediate term, we believe the pricing environment has become less robust. One recent example of a selective health services purchase was Healthsouth, a leading operator of rehabilitation and surgery centers. Healthsouth's securities prices fell sharply after it disclosed that Medicare payments for certain services would not meet market expectations. After we determined Healthsouth could still generate positive cash flow at the lower reimbursement rates and thought investors were overreacting to the news, we initiated a position at a significant discount to par value.

PAY TELEVISION - CONSUMER SERVICES
The pay television industry's fundamentals remained reasonably strong during the period under review, but its performance lagged due to several negative events. Demand for cable services, in particular, continued to grow, driven largely by the introduction of new services such as high-speed Internet access, telephony and digital television, which continued to meet market expectations for subscriber growth and penetration. In addition, our view that cable television's stable revenue stream would insulate it from economic fluctuations proved to be accurate during the recession. While business fundamentals remain fairly healthy, the sector continues to carry a negative taint due to illegal and fraudulent activities at one company that eventually filed for bankruptcy. Company-specific events such as this prompted increased regulatory scrutiny of other cable service providers, leading to weaker security prices for many cable operators. Because we believe the industry's underlying assets are healthy and business operations solid, we elected to maintain our Charter Communications and Cablevision Systems holdings. One bright spot within the pay television industry was the continued strong performance of digital broadcast service (DBS) providers. For example, the Fund continued to hold bonds issued by EchoStar, a leading DBS provider. Although regulators disallowed EchoStar's proposed merger with rival Hughes Electronics, we remain positive on the company due to its strong subscriber growth and market share gains.

MEDIA - CONSUMER SERVICES
The media sector encompasses a very diverse group of companies, ranging from printers to publishers to outdoor advertisers, and even theme parks, providing a variety of business models. Consequently, we maintained our bottom-up, company-specific approach to the sector, concentrating mostly on companies that we found to be industry leaders with strong business plans, visionary management teams and favorable cost structures. With advertising revenues expected to recover from recessionary levels, we added to our holdings in the sector with the purchase of Dex Media, a leading publisher of U.S. Yellow Pages directories. We also initiated a position in Vertis, an advertising and marketing materials printer.


LOOKING FORWARD
Despite the somewhat mixed signals sent by recent economic data, we continue to believe a moderate economic recovery with low inflationary pressures is likely to unfold. Considering the rapid pace of corporate restructuring -- including layoffs, plant

DIVIDEND DISTRIBUTIONS
6/1/02-11/30/02

                                                         DIVIDEND PER SHARE
                     --------------------------------------------------------------------------------------
                                                                                                  ADVISOR
MONTH                  CLASS A         CLASS B             CLASS C             CLASS R             CLASS
-----------------------------------------------------------------------------------------------------------
June                 1.5 cents       1.42 cents          1.42 cents         1.44 cents          1.53 cents

July                 1.5 cents       1.42 cents          1.42 cents         1.44 cents          1.52 cents

August               1.5 cents       1.42 cents          1.42 cents         1.44 cents          1.52 cents

September            1.5 cents       1.45 cents          1.45 cents         1.46 cents          1.52 cents

October              1.5 cents       1.45 cents          1.45 cents         1.46 cents          1.52 cents

November             1.5 cents       1.45 cents          1.45 cents         1.46 cents          1.52 cents

-----------------------------------------------------------------------------------------------------------
TOTAL                9.0 CENTS       8.61 CENTS          8.61 CENTS         8.70 CENTS          9.13 CENTS

-----------------------------------------------------------------------------------------------------------

closures and other cost-containment measures -- we expect faster productivity growth to drive a profit and cash flow revival.

Increased earnings growth combined with better balance sheet discipline should also signal the start of an improved credit cycle and lower bond default rates. Although defaults have been persistently high recently, data compiled through November by Moody's, an independent credit rating agency, indicated the speculative-grade default rate may well have peaked, having declined in nine of the prior eleven months. Additionally, Moody's expects the default rate to continue to trend lower through 2003.

In addition to our favorable outlook on the high yield bond market's overall credit quality, we are also finding more attractive current valuations. While high yield bond spreads over Treasuries tightened from near-record levels toward period-end, they remained well above the 10-year historical average of 5.7%. Consequently, we remain bullish on the long-term return prospects for the high yield corporate sector and Franklin's AGE High Income Fund.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

We thank you for your participation in the Fund and look forward to serving your future investment needs.

Sincerely,



/S/ CHRISTOPHER J. MOLUMPHY, CFA
Christopher J. Molumphy, CFA
Senior Portfolio Manager
Franklin's AGE High Income Fund








--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 11/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION



CLASS A                             CHANGE         11/30/02       5/31/02
-------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.20          $1.67          $1.87
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.0900

CLASS B                             CHANGE         11/30/02       5/31/02
-------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.20          $1.67          $1.87
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.0861

CLASS C                             CHANGE         11/30/02       5/31/02
-------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.20          $1.68          $1.88
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.0861

CLASS R                             CHANGE         11/30/02       5/31/02
-------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.20          $1.68          $1.88
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.0870

ADVISOR CLASS                       CHANGE         11/30/02       5/31/02
-------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.20          $1.68          $1.88
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.0913



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                            6-MONTH        1-YEAR         5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          -5.72%          -4.83%         -6.12%        +65.90%
Average Annual Total Return 2                      -9.59%          -9.03%         -2.10%         +4.74%
Value of $10,000 Investment 3                      $9,041          $9,097         $8,995        $15,886
Avg. Ann. Total Return (12/31/02) 4                                -7.76%         -2.09%         +4.70%
Distribution Rate 5                                       10.34%
30-Day Standardized Yield 6                                9.53%

                                                                                               INCEPTION
CLASS B                                            6-MONTH        1-YEAR         3-YEAR         (1/1/99)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          -5.94%          -5.28%         -9.56%         -9.93%
Average Annual Total Return 2                      -9.51%          -8.70%         -4.01%         -3.14%
Value of $10,000 Investment 3                      $9,049          $9,130         $8,845         $8,826
Avg. Ann. Total Return (12/31/02) 4                                -7.93%         -4.11%         -3.04%
Distribution Rate 5                                       10.42%
30-Day Standardized Yield 6                                9.45%

                                                                                               INCEPTION
CLASS C                                            6-MONTH        1-YEAR         5-YEAR        (5/16/95)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          -5.91%          -5.25%         -8.12%        +23.35%
Average Annual Total Return 2                      -7.78%          -7.05%         -1.88%         +2.67%
Value of $10,000 Investment 3                      $9,222          $9,295         $9,097        $12,203
Avg. Ann. Total Return (12/31/02) 4                                -6.28%         -2.05%         +2.66%
Distribution Rate 5                                       10.24%
30-Day Standardized Yield 6                                9.30%

                                                                                               INCEPTION
CLASS R                                                                          6-MONTH        (1/1/02)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                                         -5.86%         -4.42%
Aggregate Total Return 7                                                          -6.75%         -5.29%
Value of $10,000 Investment 3                                                     $9,325         $9,471
Aggregate Total Return (12/31/02) 4,7                                                            -5.15%
Distribution Rate 5                                       10.43%
30-Day Standardized Yield 6                                9.68%

ADVISOR CLASS 8                                    6-MONTH        1-YEAR         5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          -5.60%          -4.14%         -4.96%        +68.70%
Average Annual Total Return 2                      -5.60%          -4.14%         -1.01%         +5.37%
Value of $10,000 Investment 3                      $9,440          $9,586         $9,504        $16,870
Avg. Ann. Total Return (12/31/02) 4                                -3.32%         -1.12%         +5.26%
Distribution Rate 5                                       10.86%
30-Day Standardized Yield 6                               10.05%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's November dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 11/30/02.
6. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 11/30/02.
7. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
8. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.22% and +1.02%.

Past performance does not guarantee future results.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights

                                                                                  CLASS A
                                                ----------------------------------------------------------------------
                                                 SIX MONTHS ENDED                 YEAR ENDED MAY 31,
                                                NOVEMBER 30, 2002 ----------------------------------------------------
                                                   (UNAUDITED)    2002        2001        2000        1999        1998
                                                ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........       $1.87       $2.09       $2.30       $2.69       $2.98       $2.90
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................         .08         .20         .23         .26         .26         .26
 Net realized and unrealized gains (losses)...        (.19)       (.22)       (.19)       (.39)       (.29)        .08
                                                ----------------------------------------------------------------------
Total from investment operations .............        (.11)       (.02)        .04        (.13)       (.03)        .34
                                                ----------------------------------------------------------------------
Less distributions from net investment income.        (.09)       (.20)       (.25)       (.26)       (.26)       (.26)
                                                ----------------------------------------------------------------------
Net asset value, end of period ...............       $1.67       $1.87       $2.09       $2.30       $2.69       $2.98
                                                ----------------------------------------------------------------------

Total return b ...............................     (5.72)%      (.68)%       1.73%     (5.01)%      (.74)%      12.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............  $1,791,163  $2,024,885  $2,222,713  $2,442,432  $3,108,809  $3,236,134
Ratios to average net assets:
 Expenses ....................................        .76% c      .75%        .76%        .74%        .72%        .70%
 Net investment income .......................      10.42% c    10.27%      10.30%      10.28%       9.40%       9.04%
Portfolio turnover rate ......................      16.73%      18.56%      21.37%      18.79%      27.55%      29.69%



a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (CONTINUED)

                                                                                    CLASS B
                                                         ---------------------------------------------------------
                                                         SIX MONTHS ENDED             YEAR ENDED MAY 31,
                                                         NOVEMBER 30, 2002  --------------------------------------
                                                            (UNAUDITED)      2002       2001      2000      1999 C
                                                         ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................         $1.87      $2.08      $2.30     $2.68     $2.76
                                                         ---------------------------------------------------------
Income from investment operations:
 Net investment income a ...............................           .08        .19        .21       .24       .11
 Net realized and unrealized losses ....................          (.19)      (.21)      (.19)     (.37)     (.08)
                                                         ---------------------------------------------------------
Total from investment operations .......................          (.11)      (.02)       .02      (.13)      .03
                                                         ---------------------------------------------------------
Less distributions from net investment income ..........          (.09)      (.19)      (.24)     (.25)     (.11)
                                                         ---------------------------------------------------------
Net asset value, end of period .........................         $1.67      $1.87      $2.08     $2.30     $2.68
                                                         ---------------------------------------------------------
Total return b .........................................       (5.94)%     (.70)%       .73%   (5.49)%     1.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................      $142,309   $153,639   $119,496   $69,565   $26,095
Ratios to average net assets:
 Expenses ..............................................         1.27%d     1.26%      1.27%     1.25%     1.24% d
 Net investment income .................................         9.91%d     9.75%      9.79%     9.85%     8.41% d
Portfolio turnover rate ................................        16.73%     18.56%     21.37%    18.79%    27.55%

a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 1999 (effective date) to May 31, 1999.
d Annualized

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (CONTINUED)

                                                                                   CLASS C
                                                  --------------------------------------------------------------------
                                                   SIX MONTHS ENDED                 YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 2002   ------------------------------------------------
                                                     (UNAUDITED)       2002      2001       2000      1999      1998
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............         $1.88       $2.09     $2.31      $2.69     $2.98     $2.90
                                                  --------------------------------------------------------------------
Income from investment operations:
 Net investment incom ea ........................          .08          .19       .22        .25       .25       .25
 Net realized and unrealized gains (losses) .....          (.19)       (.21)     (.20)      (.38)     (.29)      .08
                                                  --------------------------------------------------------------------
Total from investment operations ................          (.11)       (.02)      .02       (.13)     (.04)      .33
Less distributions from net investment income ...          (.09)       (.19)     (.24)      (.25)     (.25)     (.25)
Net asset value, end of period ..................         $1.68       $1.88     $2.09      $2.31     $2.69     $2.98
                                                  --------------------------------------------------------------------

Total return b ..................................       (5.91)%      (.71)%      .75%    (5.46)%    (.93)%    11.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $334,062    $383,584  $172,959   $367,151  $487,196  $394,612
Ratios to average net assets:
 Expenses .......................................         1.26%c      1.25%     1.27%      1.25%     1.24%     1.23%
 Net investment income ..........................         9.92%c      9.76%     9.79%      9.76%     8.89%     8.51%
Portfolio turnover rate .........................        16.73%      18.56%    21.37%     18.79%    27.55%    29.69%

a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (CONTINUED)

                                                                                             CLASS R
                                                                              ----------------------------------
                                                                              SIX MONTHS ENDED
                                                                              NOVEMBER 30, 2002       YEAR ENDED
                                                                                (UNAUDITED)       MAY 31, 2002 C
                                                                              ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................        $1.88              1.93
                                                                                -------------------------------
Income from investment operations:
 Net investment income a ....................................................          .08               .08
 Net realized and unrealized losses .........................................         (.19)             (.05)
                                                                                -------------------------------
Total from investment operations ............................................         (.11)              .03
                                                                                -------------------------------
Less distributions from net investment income ...............................         (.09)             (.08)
                                                                                -------------------------------
Net asset value, end of period ..............................................        $1.68              1.88
                                                                                -------------------------------
Total return b ..............................................................      (5.86)%             1.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................       $1,040               713
Ratios to average net assets:
 Expenses ...................................................................        1.12%d            1.11%d
 Net investment income ......................................................       10.06%d            9.73%d
Portfolio turnover rate .....................................................       16.73%            18.56%



a Based on average shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to May 31, 2002.
d Annualized

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (CONTINUED)

                                                                                ADVISOR CLASS
                                                    -------------------------------------------------------------------
                                                    SIX MONTHS ENDED                    YEAR ENDED MAY 31,
                                                    NOVEMBER 30, 2002   -----------------------------------------------
                                                       (UNAUDITED)      2002      2001         2000      1999      1998
                                                    -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $1.88      $2.09     $2.30        $2.69     $2.98     $2.90
                                                    -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................           .08        .21       .23          .26       .27       .27
 Net realized and unrealized gains (losses) .......          (.19)      (.21)     (.19)        (.38)     (.29)      .08
                                                    -------------------------------------------------------------------
Total from investment operations ..................          (.11)        --       .04         (.12)     (.02)      .35
                                                    -------------------------------------------------------------------
Less distributions from net investment income .....          (.09)      (.21)     (.25)        (.27)     (.27)     (.27)
                                                    -------------------------------------------------------------------
Net asset value, end of period ....................         $1.68      $1.88     $2.09        $2.30     $2.69     $2.98
                                                    -------------------------------------------------------------------

Total return b ....................................       (5.60)%     (.03)%     1.86%      (4.88)%    (.61)%    12.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $21,926     20,758   $22,041      $17,234   $39,354   $28,026
Ratios to average net assets:
 Expenses .........................................          .62%c      .61%      .62%         .60%      .59%      .58%
 Net investment income ............................        10.56%c    10.42%    10.43%       10.29%     9.52%     9.17%
Portfolio turnover rate ...........................        16.73%     18.56%    21.37%       18.79%    27.55%    29.69%


a Based on average shares outstanding effective year ended May 31, 2000. b Total return is not annualized for periods less than one year.
c Annualized

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED)

                                                                                        SHARES/
                                                                                        RIGHTS/
                                                                   COUNTRY             WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS, RIGHTS AND WARRANTS 1.7%
     COMMUNICATIONS .2%
a    Arch Wireless Inc. ......................................  United States                760   $        836
a    Call-Net Enterprises Inc., B ............................     Canada                254,140        116,904
a    ICO Global Communications Holdings Ltd. .................  United States          2,105,368      2,126,422
a    ICO Global Communications Holdings Ltd.,
      wts., 5/16/06 ..........................................  United States            528,825          9,261
a,b  International Wireless Communications
      Holdings Inc. ..........................................  United States          1,759,743            264
a    Loral Space & Communications Ltd., wts., 1/15/07 ........  United States             35,300            353
a    Loral Space & Communications Ltd., wts.,
      12/27/06 ...............................................  United States            155,654          7,783
a    McCaw International Ltd., wts., 4/15/07 .................  United States             28,500             --
a    McleodUSA Inc., wts., 4/16/07 ...........................  United States            238,059         90,462
a    Nextel Communications Inc., A ...........................  United States            128,674      1,769,267
a    NII Holdings Inc. .......................................  United States             74,571        954,509
a    Occidente Y Caribe Celular SA, wts.,
      144A, 3/15/04 ..........................................    Colombia               152,660          1,527
a    Poland Telecom Finance, wts.,
      144A, 12/01/07 .........................................    Poland                  30,000             --
                                                                                                   ------------
                                                                                                      5,077,588
                                                                                                   ------------
     CONSUMER NON-DURABLES .3%
a    Hartmarx Corp. ..........................................  United States            477,000      1,297,440
     R.J. Reynolds Tobacco Holdings Inc. .....................  United States            170,000      6,562,000
                                                                                                   ------------
                                                                                                      7,859,440
                                                                                                   ------------
     CONSUMER SERVICES
a    Jack in the Box Inc. ....................................  United States             24,090        484,691
a,b  Prandium Inc. ...........................................  United States            524,377        267,432
                                                                                                   ------------
                                                                                                        752,123
                                                                                                   ------------
     ELECTRONIC TECHNOLOGY .4%
a,b  Anacomp Inc., A .........................................  United States            366,600      8,477,625
                                                                                                   ------------
     Energy Minerals
a    Horizon Natural Resources Co. ...........................  United States            533,333            107
a    McMoRan Exploration Co. .................................  United States             25,937         92,076
                                                                                                   ------------
                                                                                                         92,183
                                                                                                   ------------
     GOVERNMENT BONDS
     United Mexican States, rts., 6/30/03 ....................     Mexico              3,000,000          9,750
                                                                                                   ------------
     HEALTH SERVICES .3%
a    Kindred Healthcare Inc. .................................  United States            246,736      4,110,622
a    Kindred Healthcare Inc., A, wts., 4/20/06 ...............  United States            134,263        456,494
a    Kindred Healthcare Inc., B, wts., 4/20/06 ...............  United States            335,658      1,141,237
                                                                                                   ------------
                                                                                                      5,708,353
                                                                                                   ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                                                        SHARES/
                                                                   COUNTRY             WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS, RIGHTS AND WARRANTS (CONT.)
     INDUSTRIAL SERVICES .1%
a    Transocean Inc., wts., 144A, 5/01/09 ....................  United States             11,750   $  1,124,181
                                                                                                    -----------
     PROCESS INDUSTRIES .1%
     Walter Industries Inc. ..................................  United States            189,505      1,980,327
                                                                                                    -----------
     PRODUCER MANUFACTURING .1%
a    Cambridge Industries Liquidating Trust Interest .........  United States          4,853,892         48,539
a    Goss Holdings Inc., B ...................................  United States            211,174          2,112
a,b  Harvard Industries Inc. .................................  United States            793,966          3,970
a    VS Holdings .............................................  United States          1,685,375      3,370,750
                                                                                                    -----------
                                                                                                      3,425,371
                                                                                                    -----------
     RETAIL TRADE .2%
a    Penn Traffic Co. ........................................  United States            389,598      2,812,897
a    Stage Stores, Inc. ......................................  United States              3,989        108,102
a    Stage Stores, Inc., A, wts., 8/23/06 ....................  United States             25,601        375,823
a    Stage Stores, Inc., B, wts., 8/23/06 ....................  United States             53,896        671,544
                                                                                                    -----------
                                                                                                      3,968,366
                                                                                                    -----------
     TOTAL COMMON STOCKS, RIGHTS AND WARRANTS
      (Cost $199,418,977) ....................................                                       38,475,307
                                                                                                    -----------
     PREFERRED STOCKS 2.2%
     CONSUMER SERVICES .7%
     Sinclair Capital, 11.625%, pfd. .........................  United States            147,000     15,618,750
                                                                                                    -----------
     HEALTH SERVICES 1.5%
     Fresenius Medical Care Capital Trust, 7.875%, pfd. ......     Germany            35,600,000     34,977,000
                                                                                                    -----------
     PROCESS INDUSTRIES
c    Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ................    Indonesia           24,700,000        679,250
                                                                                                    -----------
     TOTAL PREFERRED STOCKS (COST $74,984,167)                                                       51,275,000
                                                                                                    -----------
     CONVERTIBLE PREFERRED STOCKS 1.7%
     COMMUNICATIONS
     McleodUSA Inc., 2.50%, cvt. pfd. ........................  United States            107,432        484,518
                                                                                                    -----------
     CONSUMER DURABLES 1.1%
     Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .......  United States            550,000     24,750,000
                                                                                                    -----------
     UTILITIES .6%
     CMS Energy Trust I, 7.75%, cvt. pfd. ....................  United States            530,000     14,272,900
                                                                                                    -----------
     TOTAL CONVERTIBLE PREFERRED STOCKS (COST $73,325,247) ...                                       39,507,418
                                                                                                    -----------
     PARTNERSHIP UNIT (COST $430,358)
     PROCESS INDUSTRIES
a    Phosphate Resource Partners LP ..........................  United States            415,000        913,000
                                                                                                    -----------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
                                                                   COUNTRY            AMOUNT f          VALUE
---------------------------------------------------------------------------------------------------------------
   BONDS 86.3%
   COMMERCIAL SERVICES 1.6%
c  Ameriserve Food Distribution Inc., 8.875%, 10/15/06 ........ United States       $ 16,150,000   $      8,075
c  Ameriserve Food Distribution Inc., 10.125%, 7/15/07 ........ United States         14,210,000          1,421
   Iron Mountain Inc., senior sub. note, 8.75%, 9/30/09 ....... United States          6,650,000      6,965,875
   Iron Mountain Inc., senior sub. note, 8.25%, 7/01/11 ....... United States          7,500,000      7,837,500
   Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13 ...... United States          1,000,000      1,060,000
   Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 .... United States         20,000,000      1,100,000
   Lamar Advertising Co., senior sub. note, 9.625%, 12/01/06 .. United States         20,000,000     20,750,000
                                                                                                    -----------
                                                                                                     37,722,871
                                                                                                    -----------
  COMMUNICATIONS 10.3%
   Allegiance Telecom Inc., senior disc. note, B,
    zero cpn. to 2/15/03, 11.75%
    thereafter, 2/15/08 ....................................... United States         22,000,000      3,520,000
   Allegiance Telecom Inc., senior note, 12.875%,  5/15/08 .... United States         20,500,000      4,202,500
   American Cellular Corp., senior sub. note, 9.50%, 10/15/09 . United States         28,400,000      5,396,000
c  Asia Global Crossing Ltd., 13.375%, 10/15/10 ...............    Bermuda            11,000,000      1,677,500
   AT&T Wireless Group, senior note, 7.875%, 3/01/11 .......... United States         27,000,000     25,966,089
   Crown Castle International Corp., senior
    disc. note, zero cpn. to 8/01/04, 11.25%
    thereafter, 8/01/11 ....................................... United States         41,000,000     26,855,000
   Dobson/Sygnet Communications Co., senior
    note, 12.25%, 12/15/08 .................................... United States         27,250,000     21,391,250
c  Global Crossing Holdings Ltd., 9.50%, 11/15/09 ............. United States         20,000,000        650,000
c  Intelcom Group Inc., senior disc. note, 12.50%, 5/01/06 .... United States         32,500,000        162,500
c  Iridium LLC/Capital Corp., 10.875%, 7/15/05 ................    Bermuda            17,000,000      1,083,750
   Loral CyberStar Inc., 10.00%, 7/15/06 ...................... United States         15,786,000      6,077,610
c  Metrocall Inc., 9.75% 11/01/07 ............................. United States         31,000,000        155,000
c  Metrocall Inc., 11.00%, 9/15/08 ............................ United States         10,000,000         50,000
   Millicom International Cellular SA, senior
    note, 13.50%, 6/01/06 .....................................  Luxembourg           32,300,000     13,081,500
   Nextel Communications Inc., 9.50%, 2/01/11 ................. United States          5,000,000      4,650,000
   Nextel Communications Inc., senior disc.
    note, 9.75%, 10/31/07 ..................................... United States         35,500,000     33,725,000
   Nextel Partners Inc., senior disc. note, zero
    cpn. to 2/01/04, 14.00%, thereafter, 2/01/09 .............. United States         15,600,000     11,310,000
   Nextel Partners Inc., senior note, 11.00%,
    3/15/10 ................................................... United States         12,600,000     10,899,000
c  Nextlink Communications Inc., zero cpn. To
    4/15/03, 9.45% thereafter, 4/15/08 ........................ United States         20,250,000        151,875
c  Nextlink Communications Inc., 9.625%, 10/01/07 ............. United States         17,350,000        130,125
c  Nextlink Communications Inc., 9.00%, 3/15/08 ............... United States         18,150,000        136,125
c  Poland Telecom Finance BV, 14.00%, 12/01/07 ................    Poland             30,000,000          3,000
c  RSL Communications PLC, 10.125%, 3/01/08 ................... United Kingdom        44,500,000        778,750
c  RSL Communications PLC, 12.00%, 11/01/08 ................... United Kingdom         6,250,000        125,000
   Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 ..... United States          8,400,000      5,082,000
c  Spectrasite Holdings Inc., senior disc. note,
    zero cpn. to 4/15/04, 11.25%
    thereafter, 4/15/09 ....................................... United States         20,500,000      5,740,000
c  Spectrasite Holdings Inc., senior disc. note,
    zero cpn. to 3/15/05, 12.875%
    thereafter, 3/15/10 ....................................... United States         35,000,000      8,575,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
                                                                   COUNTRY            AMOUNT f         VALUE
---------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  COMMUNICATIONS (CONT.)
   Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ......... United States       $  6,900,000   $  5,968,500
   Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03,
     11.00% thereafter, 5/01/08 ............................... United States         25,000,000     22,125,000
   VoiceStream Wireless Corp., senior disc. note,
    zero cpn. to 11/15/04, 11.875%
    thereafter, 11/15/09 ...................................... United States         19,404,000     16,590,420
                                                                                                   ------------
                                                                                                    236,258,494
                                                                                                   ------------
   CONSUMER DURABLES 1.9%
   D.R. Horton Inc., senior note, 8.50%, 4/15/12 .............. United States         25,000,000     25,687,500
   Sealy Mattress Co., senior disc. note, B,
    zero cpn. to 12/15/02, 10.875%
    thereafter, 12/15/07 ...................................... United States         11,000,000     10,945,000
   Sealy Mattress Co., senior sub. note, B,
    9.875%, 12/15/07 .......................................... United States          7,800,000      7,527,000
                                                                                                   ------------
                                                                                                     44,159,500
                                                                                                   ------------
   CONSUMER NON-DURABLES .9%
   Revlon Consumer Products Corp., senior sub.
    note, 8.625%, 2/01/08 ..................................... United States         42,000,000     19,530,000
c  Styling Technology Corp., 10.875%, 7/01/08 ................. United States         22,000,000         66,000
                                                                                                   ------------
                                                                                                     19,596,000
                                                                                                   ------------
   CONSUMER SERVICES 25.9%
c  Adelphia Communications Corp., senior note,
    10.875%, 10/01/10 ......................................... United States         30,000,000     11,850,000
c  Adelphia Communications Corp., senior note,
    10.25%, 6/15/11 ........................................... United States         20,000,000      8,000,000
   Argosy Gaming Co., senior sub. note, 9.00%,
    9/01/11 ................................................... United States          8,300,000      8,943,250
   Aztar Corp., senior sub. note, 8.875%, 5/15/07 ............. United States         19,000,000     19,522,500
c  Callahan Nordrhein-Westfalen, senior disc.
    note, zero cpn. to 7/15/05, 16.00%
    thereafter, 07/15/10 ......................................    Germany            38,000,000        855,000
   CanWest Media Inc., senior sub. note, 10.625%,
    5/15/11 ...................................................    Canada             15,600,000     16,653,000
   Chancellor Media Corp., senior note, 8.00%,
    11/01/08 .................................................. United States         23,500,000     25,380,000
   Chancellor Media Corp., senior sub. note, B,
    8.75%, 6/15/07 ............................................ United States         15,000,000     15,675,000
   Charter Communications Holdings LLC, senior
    disc. note, zero cpn. to 4/01/04, 9.92%
    thereafter, 4/01/11 ....................................... United States         61,000,000     24,095,000
   Charter Communications Holdings LLC, senior
    disc. note, zero cpn. to 1/15/06, 13.50%
    thereafter, 1/15/11 ....................................... United States         15,500,000      4,572,500
   Choctaw Resort Development Enterprise, senior
    note, 9.25%, 4/01/09 ...................................... United States         11,500,000     12,247,500
   CKE Restaurants Inc., senior sub. note,
    9.125%, 5/01/09 ........................................... United States         20,200,000     18,079,000
   CSC Holdings Inc., 7.625%, 7/15/18 ......................... United States         25,000,000     22,000,000
   Dex Media East LLC, senior sub. note, 144A,
    12.125%, 11/15/12 ......................................... United States         20,000,000     21,775,000
c  Diamond Cable Communication Co., senior disc.
    note, 10.75%, 2/15/07 .....................................United Kingdom          7,850,000        785,000
   Diamond Holdings PLC, senior note, 9.125%,
    2/01/08 ...................................................United Kingdom         10,600,000      7,579,000
   EchoStar Broadband Corp., senior note,
    10.375%, 10/01/07 ......................................... United States         30,000,000     31,650,000
   Granite Broadcasting Corp., senior sub. note,
    10.38%, 5/15/05 ........................................... United States          6,494,000      5,365,668
   Horseshoe Gaming Holding Corp., senior sub.
    note, 8.625%, 5/15/09 ..................................... United States         30,200,000     32,314,000
   HMH Properties Inc., senior secured note, B,
    7.875%, 8/01/08 ........................................... United States         23,000,000     22,770,000
   Host Marriot LP, 9.50%, 1/15/07 ............................ United States          7,000,000      7,245,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                         PRINCIPAL
                                                                   COUNTRY               AMOUNT f          VALUE
------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER SERVICES (CONT.)
   LIN Holdings Corp., senior disc. note, zero
    cpn. to 3/01/03, 10.00% thereafter, 3/01/08 .................  United States       $ 17,300,000   $ 17,689,250
   Mandalay Resort Group, senior note, 9.50%,  8/01/08 ..........  United States          5,900,000      6,563,750
   Mandalay Resort Group, senior sub note, 10.25%, 8/01/07 ......  United States         14,600,000     15,950,500
   Meristar Hospitality Corp., senior note, 9.00%, 1/15/08 ......  United States         16,500,000     15,345,000
   Meristar Hospitality Corp., senior note, 10.50%, 6/15/09 .....  United States         10,700,000     10,379,000
c  NTL Inc., senior note, zero cpn. to 4/01/03,
    9.75% thereafter, 4/01/08 ................................... United Kingdom         50,000,000      4,000,000
   Park Place Entertainment, senior sub. Note 7.875%, 3/15/10 ...  United States         25,000,000     25,562,500
   Premier Parks Inc., senior disc. note, zero
    cpn. to 4/01/03, 10.00%
    thereafter, 4/01/08 .........................................  United States          8,000,000      7,640,000
   Premier Parks Inc., senior note, 9.75%, 6/15/07 ..............  United States         22,500,000     21,937,500
   Quebecor Media Inc. senior disc. note, zero
    cpn. to 7/15/06, 13.75% thereafter, 7/15/11 .................     Canada             31,500,000     17,482,500
   Royal Caribbean Cruises Ltd., 7.25%, 8/15/06 .................  United States          4,500,000      4,218,750
   Royal Caribbean Cruises Ltd., 7.25%, 3/15/18 .................  United States         14,400,000     11,340,000
   Station Casinos Inc., senior note, 8.375%, 2/15/08 ...........  United States         15,000,000     15,937,500
   Station Casinos Inc., senior sub. note,  9.875%, 7/01/10 .....  United States         15,000,000     16,462,500
   Sun International Hotels, senior sub. note, 8.875%, 8/15/11 ..  United States         11,300,000     11,639,000
   Telewest Communications PLC, senior disc.
    note, zero cpn. to 4/15/04, 9.25%
    thereafter, 4/15/09 ......................................... United Kingdom          2,250,000        270,000
   Telewest Communications PLC, senior disc.
    note, zero cpn. to 2/01/05, 11.375%
    thereafter, 2/01/10 ......................................... United Kingdom         28,000,000      3,220,000
c  Telewest Communications PLC, senior note, 11.25%, 11/01/08 ... United Kingdom          4,000,000        700,000
   Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10 ..............  United States         24,800,000     25,916,000
   Vertis Inc., senior note, 10.875%, 6/15/09 ...................  United States         18,200,000     18,746,000
   Yell Finance BV, senior disc. note, zero
    cpn. to 8/01/06, 13.50% thereafter, 8/01/11 ................. United Kingdom         19,250,000     13,860,000
   Yell Finance BV, senior note, 10.75%, 8/01/11 ................ United Kingdom         10,000,000     11,050,000
                                                                                                      ------------
                                                                                                       593,266,168
                                                                                                      ------------
   ELECTRONIC TECHNOLOGY 3.9%
   Alliant Techsystems Inc., senior sub note, 8.50%, 5/15/11 ....  United States          6,900,000      7,521,000
   Amkor Technology Inc., senior note, 9.25%, 5/01/06 ...........  United States         30,000,000     29,100,000
   Fairchild Semiconductor Corp., senior sub.
    note, 10.50%, 2/01/09 .......................................  United States         15,400,000     17,094,000
   Flextronics International Ltd., senior sub.
    note, 9.875%, 7/01/10 .......................................    Singapore            5,300,000      5,803,500
   On Semiconductor Corp., 144A, 12.00%, 5/15/08 ................  United States         12,500,000      9,062,500
   SCG Holding and Semiconductor Co., senior
    sub. note, 12.00%, 8/01/09 ..................................  United States          9,951,000      3,731,625
   Solectron Corp., senior note, 9.625%, 2/15/09 ................  United States         17,100,000     16,929,000
                                                                                                      ------------
                                                                                                        89,241,625
                                                                                                      ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                         PRINCIPAL
                                                                      COUNTRY             AMOUNT f         VALUE
-------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   ENERGY MINERALS 1.2%
   Mission Resources Corp., senior sub. note,
    C, 10.875%, 4/01/07 .........................................   United States       $  5,000,000   $  2,875,000
   P&L Coal Holdings Corp., senior sub. note, B,
    9.625%, 5/15/08 .............................................   United States         24,100,000     25,546,000
                                                                                                       ------------
                                                                                                         28,421,000
                                                                                                       ------------
   FINANCE 3.0%
   Americredit Corp., 144A, 9.25%, 5/01/09 ......................   United States         15,000,000     12,225,000
   Ventas Realty LP Capital Corp., 9.00%, 5/01/12 ...............   United States          3,900,000      3,978,000
   Ventas Realty LP Capital Corp., senior note, 8.75%, 5/01/09 ..   United States          8,600,000      8,772,000
   Western Financial Bank-FSB, 9.625%, 5/15/12 ..................   United States         12,400,000     11,966,000
   Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 .......  United Kingdom         30,000,000     31,800,000
                                                                                                       ------------
                                                                                                         68,741,000
                                                                                                       ------------
   HEALTH SERVICES 5.6%
   Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11 ....   United States          9,000,000      9,360,000
   Healthsouth Corp., 7.625%, 6/01/12 ...........................   United States         27,000,000     22,545,000
   Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 ...   United States         24,500,000     26,705,000
   Magellan Health Services Inc., senior note,
    144A, 9.375%, 11/15/07 ......................................   United States          8,400,000      6,090,000
   Magellan Health Services Inc., senior sub.
    note, 9.00%, 2/15/08 ........................................   United States         20,000,000      3,900,000
   Pacificare Health Systems Inc., senior note, 10.75%, 6/01/09 .   United States         24,400,000     26,230,000
   Tenet Healthcare Corp., senior note, 6.875%, 11/15/31 ........   United States          6,000,000      5,056,968
   United Surgical Partners, 10.00%, 12/15/11 ...................   United States         27,000,000     27,810,000
                                                                                                       ------------
                                                                                                        127,696,968
                                                                                                       ------------
   INDUSTRIAL SERVICES 6.4%
   Allied Waste North America Inc., senior note,
    B, 7.875%, 1/01/09 ..........................................   United States         24,000,000     24,000,000
   Allied Waste North America Inc., senior sub.
    note, B, 10.00%, 8/01/09 ....................................   United States         10,000,000     10,150,000
   El Paso Energy Partners, senior sub. note,
    144A, 10.625%, 12/01/12 .....................................   United States          4,700,000      4,770,500
   El Paso Energy Partners, senior sub. note,
    LP, B, 8.50%, 6/01/11 .......................................   United States         10,500,000      9,607,500
   Hanover Equipment Trust 01, senior note,
    144A, A, 8.50%, 9/01/08 .....................................   United States         16,000,000     15,560,000
   Hanover Equipment Trust 01, senior secured
    note, 144A B, 8.75%, 9/01/11 ................................   United States          2,500,000      2,412,500
   Key Energy Services Inc., senior sub. note,
    14.00%, 1/15/09 .............................................   United States         20,520,000     23,700,600
c  Safety Kleen Services, 9.25%, 6/01/08 ........................   United States         10,000,000        200,000
   Universal Compression Inc., senior disc. note, zero cpn.
   to 2/15/03, 9.875% thereafter, 2/15/08 .......................   United States         31,800,000     32,595,000
   URS Corp., senior sub. note, 12.25%, 5/01/09 .................   United States         26,200,000     23,449,000
                                                                                                       ------------
                                                                                                        146,445,100
                                                                                                       ------------
   NON-ENERGY MINERALS .6%
   Century Aluminum Co., first mortgage, 11.75%, 4/15/08            United States          9,900,000      9,553,500
   Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08     United States          4,500,000      4,803,750
                                                                                                       ------------
                                                                                                         14,357,250
                                                                                                       ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                          PRINCIPAL
                                                                     COUNTRY               AMOUNT f        VALUE
-------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   PROCESS INDUSTRIES 10.0%
   Anchor Glass, first mortgage, 11.25%, 4/01/05 .................  United States       $ 23,700,000   $ 23,226,000
   Avecia Group PLC, senior note, 11.00%, 7/01/09 ................ United Kingdom         33,000,000     28,050,000
   Bear Island Paper Co. LLC, senior note, B, 10.00%, 12/01/07 ...  United States         11,700,000      9,945,000
   Equistar Chemicals LP, senior note, 10.125%, 9/01/08 ..........  United States          4,000,000      3,860,000
   Equistar Chemicals LP, senior note, 8.75%,  2/15/09 ...........  United States         20,000,000     18,024,840
   FiberMark Inc., senior note, 10.75%, 4/15/11 ..................  United States         17,000,000     17,085,000
   Four M Corp., senior note, B, 12.00%, 6/01/06 .................  United States          7,400,000      7,677,500
   Graham Packaging Co., senior disc. note, B,
    zero cpn. to 1/15/03, 10.75% thereafter, 1/15/09 .............  United States          5,600,000      5,292,000
   Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .....  United States          6,600,000      6,336,000
   Great Lakes Dredge & Dock Corp., senior
    sub. note, 11.25%, 8/15/08 ...................................  United States          8,550,000      8,934,750
   Huntsman ICI Chemicals, senior disc. note,
    zero cpn., 12/31/09 ..........................................  United States         76,130,000     18,651,850
   MDP Aquisitions PLC, senior note, 144A, 9.625%, 10/01/12 ...... Irish Republic          8,800,000      9,218,000
   OM Group Inc., senior sub. note, 9.25%, 12/15/11 ..............  United States          5,400,000      2,322,000
c  Pindo Deli Finance Mauritius Ltd., 11.75%, 10/01/17 ...........    Indonesia           30,900,000      6,875,250
c  PT Polysindo International Finance,
    9.375%, Co. BV, 7/30/07 ......................................    Indonesia           27,750,000      2,150,625
   Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ...........  United States          4,750,000      4,108,750
   Riverwood International Co., senior note, 10.625%, 8/01/07 ....  United States         23,000,000     24,150,000
   Stone Container Corp., senior note,  8.375%, 7/01/12 ..........  United States         15,400,000     16,170,000
   Terra Industries Inc., senior note, B, 10.50%, 6/15/05 ........  United States         15,000,000     13,725,000
c  Tjiwi Kimia FN Mauritius, 10.00%, 8/01/04 .....................    Indonesia           11,000,000      2,997,500
                                                                                                       ------------
                                                                                                        228,800,065
                                                                                                       ------------
   PRODUCER MANUFACTURING 5.3%
   Airxcel Inc., senior sub. note, B, 11.00%, 11/15/07 ...........  United States         13,500,000     11,137,500
   Arvinmeritor, 8.75%, 3/01/12 ..................................  United States         10,100,000     10,522,533
   Cincinnati Milacron Inc., 8.375%, 3/15/04 .....................  United States         10,000,000      7,450,000
   Dana Corp., 9.00%, 8/15/11 ....................................  United States         16,000,000     15,880,000
c  Goss Graphic Systems Inc., 12.25%, 11/19/05 ...................  United States          9,053,899         36,216
   NMHG Holding Co., 10.00%, 5/15/09 .............................  United States          7,400,000      7,585,000
   Nortek Inc., senior note, B, 9.125%, 9/01/07 ..................  United States         19,200,000     19,392,000
   Nortek Inc., senior note, B, 8.875%, 8/01/08 ..................  United States          8,000,000      8,040,000
   Rexnord Corp., senior sub. note, 144A, 10.125%, 12/15/12 ......  United States          4,400,000      4,576,000
   Tenneco Automotive Inc., senior sub. note, 11.625%, 10/15/09 ..  United States         16,900,000     12,252,500
   Terex Corp., senior sub. note, 8.875%, 4/01/08 ................  United States         25,250,000     23,987,500
c  Thermadyne Holdings Corp., 10.75%, 11/01/03 ...................  United States         19,781,000          1,978
                                                                                                       ------------
                                                                                                        120,861,227
                                                                                                       ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
                                                                                  COUNTRY               AMOUNT f        VALUE
--------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   RETAIL TRADE 2.1%
c  Nutritional Sourcing Corp., senior note, 9.50%, 8/01/03 ....................  United States       $ 14,500,000 $    7,177,500
   Office Depot Inc., senior sub. note, 10.00%, 7/15/08 .......................  United States         22,000,000     25,080,000
   Rite Aid Corp., 144A, 6.125%, 12/15/08 .....................................  United States         26,900,000     15,736,500
                                                                                                                  --------------
                                                                                                                      47,994,000
                                                                                                                  --------------
   TECHNOLOGY SERVICES .1%
c  Psinet Inc., 11.00%, 8/01/09 ...............................................  United States         18,750,000      1,734,375
                                                                                                                  --------------
   TRANSPORTATION 2.7%
   CP Ships Ltd., senior note, 144A, 10.375%, 7/15/12 .........................  United States         20,000,000     21,300,000
   Sea Containers Ltd., senior note, 10.75%, 10/15/06 .........................  United States          5,700,000      4,873,500
   Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ..........................  United States         34,000,000     27,157,500
   United Air Lines Inc., S.F., pass-through
   equipment trust, B-2, 9.06%, 9/26/14 .......................................  United States         20,422,000      9,037,041
                                                                                                                  --------------
                                                                                                                      62,368,041
                                                                                                                  --------------
   UTILITIES 4.8%
   AES Corp., 9.375%, 9/15/10 .................................................  United States         30,000,000     13,950,000
   Aquila Inc., 144A, 11.875%, 7/01/12 ........................................  United States         25,000,000     19,903,825
   Calpine Corp., senior note, 8.625%, 8/15/10 ................................  United States         23,700,000     10,605,750
   Calpine Corp., senior note, 8.50%, 2/15/11 .................................  United States         15,000,000      6,862,500
   Dynegy Inc., senior note, 8.75%, 2/15/12 ...................................  United States         39,000,000     13,260,000
   Edison Mission, 9.875%, 4/15/11 ............................................  United States         20,000,000      8,900,000
   ESCOM, utility deb., E168, 11.00%, 6/01/08 .................................  South Africa         108,800,000 ZAR 11,652,594
   ESI Tractebel Acquisition Corp., Secured note,
    7.99%, 12/30/11 ...........................................................  United States          7,834,000      7,011,430
   Midland Cogeneration Venture, S.F., senior
    lease obligation, A, 11.75%, 7/23/05 ......................................  United States          4,500,000      4,590,000
   Midland Cogeneration Venture, S.F., senior
    lease obligation, B, 13.25%, 7/23/06 ......................................  United States         11,500,000     12,190,000
                                                                                                                  --------------
                                                                                                                     108,926,099
                                                                                                                  --------------
   TOTAL BONDS (COST $2,822,341,663) ..........................................                                    1,976,589,783
                                                                                                                  --------------
   TOTAL LONG TERM INVESTMENTS (COST $3,170,500,412) ..........................                                    2,106,760,508
                                                                                                                  --------------

                                                                                                        SHARES
                                                                                                        ------
   SHORT TERM INVESTMENTS (COST $114,387,621) 5.0%
d  Franklin Institutional Fiduciary Trust Money Market Portfolio ..............  United States        114,387,621    114,387,621
                                                                                                                  --------------
   TOTAL INVESTMENTS BEFORE REPURCHASE  AGREEMENT (COST $3,284,888,033) .......                                    2,221,148,129
                                                                                                                  --------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT 1.3%
e Joint Repurchase Agreement, 1.320%, 12/02/02 (Maturity Value $28,773,450) (COST $28,770,285) ... $ 28,770,285       $ 28,770,285
   ABN AMRO Inc. (Maturity Value $6,390,010)
   Bank of America Securities LLC (Maturity Value $2,797,930)
   Barclays Capital Inc. (Maturity Value $2,797,930)
   Bear, Stearns & Co., Inc. (Maturity Value $2,797,930)
   BNP Paribas Securities Corp. (Maturity Value $2,797,930)
   Deutsche Bank Securities Inc. (Maturity Value $2,797,930)
   Dresdner Kleinwort Wasserstein Securities LLC (Matrutiy Value $2,797,930)
   Morgan Stanley & Co., Inc. (Maturity Value $2,797,930)
   UBS Warburg LLC (Maturity Value $2,797,930)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds,
    and U.S. Government Agency Securities
                                                                                                                    --------------
 TOTAL INVESTMENTS (COST $3,313,658,318) 98.2% ...................................................                   2,249,918,414
 OTHER ASSETS, LESS LIABILITIES 1.8% .............................................................                      40,582,274
                                                                                                                    --------------
 NET ASSETS 100.0% ...............................................................................                  $2,290,500,688
                                                                                                                    --------------

CURRENCY ABBREVIATIONS
ZAR - South African Rand

















a Non-income producing
b See Note 8 regarding Holdings of 5% Voting Securities.
c See Note 7 regarding defaulted securities.
d See Note 6 regarding investments in the "Sweep Money Fund".
e See Note 1(c) regarding joint repurchase agreement.
f The principal amount is stated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002 (UNAUDITED)


Assets:
 Investments in securities:
  Cost-Unaffiliated issuers ...............................  $   3,247,968,286
  Cost-Non-controlled affiliated issuers ..................         65,690,032
                                                             ------------------
  Value-Unaffiliated issuers ..............................      2,241,169,123
  Value-Non-controlled affiliated issuers .................          8,749,291
Receivables:
  Investment securities sold ..............................             81,930
  Capital shares sold .....................................          3,854,505
  Dividends and interest ..................................         52,089,004
                                                             ------------------
      Total assets ........................................      2,305,943,853
Liabilities:
 Payables:
  Investment securities purchased .........................          9,768,424
  Capital shares redeemed .................................          2,275,325
  Affiliates ..............................................          1,494,399
  Shareholders ............................................          1,640,736
 Other liabilities ........................................            264,281
                                                             ------------------
      Total liabilities ...................................         15,443,165
       Net assets, at value ...............................  $   2,290,500,688
                                                             ------------------
Net assets consist of:
 Undistributed net investment income ......................  $     (26,674,896)
 Net unrealized depreciation ..............................     (1,063,679,970)
 Accumulated net realized loss ............................       (588,622,152)
 Capital shares ...........................................      3,969,477,706
                                                             ------------------
       Net assets, at value ...............................  $   2,290,500,688
                                                             ------------------



                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 2002 (UNAUDITED)

CLASS A:
 Net assets, at value ...................................................................    $   1,791,163,122
                                                                                             -----------------
 Shares outstanding .....................................................................        1,069,437,808
                                                                                             -----------------
 Net asset value per share a ............................................................                $1.67
                                                                                             -----------------
 Maximum offering price per share (Net asset value per share / 95.75%) ..................                $1.74
                                                                                             -----------------
CLASS B:
 Net assets, at value ...................................................................    $     142,308,697
                                                                                             -----------------
 Shares outstanding .....................................................................           85,134,304
                                                                                             -----------------
 Net asset value and maximum offering price per share a .................................                $1.67
                                                                                             -----------------
CLASS C:
 Net assets, at value ...................................................................    $     334,061,992
                                                                                             -----------------
 Shares outstanding .....................................................................          198,730,974
                                                                                             -----------------
 Net asset value per share a ............................................................                $1.68
                                                                                             -----------------
 Maximum offering price per share (Net asset value per share / 99%) .....................                $1.70
                                                                                             -----------------
CLASS R:
 Net assets, at value ...................................................................    $       1,040,478
                                                                                             -----------------
 Shares outstanding .....................................................................              618,914
                                                                                             -----------------
 Net asset value and maximum offering price per share a .................................                $1.68
                                                                                             -----------------
ADVISOR CLASS:
 Net assets, at value ...................................................................    $      21,926,399
                                                                                             -----------------
 Shares outstanding .....................................................................           13,069,870
                                                                                             -----------------
 Net asset value and maximum offering price per share ...................................                $1.68
                                                                                             -----------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002 (UNAUDITED)

Investment Income:
 Dividends ................................................................................   $     3,481,095
 Interest .................................................................................       121,098,282
                                                                                              ----------------
     Total investment income ..............................................................       124,579,377
                                                                                              ----------------
Expenses:
 Management fees (Note 3) .................................................................         4,972,676
 Distribution fees (Note 3)
  Class A .................................................................................         1,226,804
  Class B .................................................................................           443,067
  Class C .................................................................................         1,060,677
  Class R .................................................................................             1,863
 Transfer agent fees (Note 3) .............................................................         1,612,190
 Custodian fees ...........................................................................            16,978
 Reports to shareholders ..................................................................            92,767
 Registration and filing fees .............................................................            84,683
 Professional fees ........................................................................            39,591
 Trustees' fees and expenses ..............................................................            33,568
 Other ....................................................................................            27,078
                                                                                              ----------------
      Total expenses ......................................................................         9,611,942
                                                                                              ----------------
       Net investment income ..............................................................       114,967,435
                                                                                              ----------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments .............................................................................      (172,191,282)
  Foreign currency transactions ...........................................................            75,376
                                                                                              ----------------
       Net realized loss (172,115,906) Net unrealized depreciation on:
  Investments .............................................................................       (89,379,615)
  Translation of assets and liabilities denominated in foreign currencies .................           (89,004)
                                                                                              ----------------
       Net unrealized depreciation ........................................................       (89,468,619)
                                                                                              ----------------
Net realized and unrealized loss ..........................................................      (261,584,525)
                                                                                              ----------------
Net decrease in net assets resulting from operations ......................................   $  (146,617,090)
                                                                                              ----------------

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 2002

                                                                              SIX MONTHS               YEAR
                                                                                 ENDED                 ENDED
                                                                           NOVEMBER 30, 2002       MAY 31, 2002
                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................. $  114,967,435        $  263,030,315
  Net realized loss from investments and foreign
   currency transactions .................................................   (172,115,906)         (221,455,685)
  Net unrealized depreciation on investments and
   translation of assets and liabilities
   denominated in foreign currencies .....................................    (89,468,619)          (57,850,303)
                                                                           -------------------------------------
       Net decrease in net assets resulting
        from operations .................................................    (146,617,090)          (16,275,673)
 Distributions to shareholders from net investment income:
   Class A ...............................................................    (95,024,162)         (215,925,864)
   Class B ...............................................................     (7,113,814)          (12,964,082)
   Class C ...............................................................    (17,110,580)          (35,816,653)
   Class R ...............................................................        (36,828)               (7,376)
   Advisor Class .........................................................     (1,019,863)           (2,318,477)
                                                                           -------------------------------------
 Total distributions to shareholders .....................................   (120,305,247)         (267,032,452)
 Capital share transactions: (Note 2)
   Class A ...............................................................    (25,189,860)           29,994,862
   Class B ...............................................................      4,707,930            48,084,597
   Class C ...............................................................     (9,296,573)           60,697,180
   Class R ...............................................................        378,168               719,615
   Advisor Class .........................................................      3,244,187             1,101,492
                                                                           -------------------------------------
 Total capital share transactions ........................................    (26,156,148)          140,597,746
       Net decrease in net assets ........................................   (293,078,485)         (142,710,379)
Net assets:
 Beginning of period .....................................................  2,583,579,173         2,726,289,552
                                                                           -------------------------------------
 End of period ........................................................... $2,290,500,688        $2,583,579,173
Undistributed net investment income included in net assets:
 End of period ........................................................... $  (26,674,896)         $(21,337,084)
                                                                           -------------------------------------

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one Fund, the Franklin AGE High Income Fund (the Fund). The Fund seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 2002, all repurchase agreements had been entered into on November 29, 2002.

D. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. FOREIGN CURRENCY CONTRACTS (CONT.):

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES:

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Effective January 1, 2002, the Fund offered Class R shares to qualified investors. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At November 30, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                        SIX MONTHS ENDED                      YEAR ENDED
                                                        NOVEMBER 30, 2002                   MAY 31, 2002 a
                                             -----------------------------------------------------------------------
                                                  SHARES               AMOUNT          SHARES            AMOUNT
                                             -----------------------------------------------------------------------
CLASS A SHARES:
Shares sold ................................   150,204,751        $   244,317,688     260,530,690   $   501,286,257
Shares issued in reinvestment
 of distributions ..........................    26,911,002             44,429,911      48,089,727        93,093,373
Shares redeemed ............................  (189,276,263)          (313,937,459)   (292,096,037)     (564,384,768)
                                             -----------------------------------------------------------------------
Net increase (decrease) ....................   (12,160,510)       $   (25,189,860)     16,524,380   $    29,994,862
                                             -----------------------------------------------------------------------
CLASS B SHARES:
Shares sold ................................    13,326,564        $    22,012,786      35,455,588   $    68,509,409
Shares issued in reinvestment
 of distributions ..........................     1,931,890              3,186,442       2,698,019         5,202,795
Shares redeemed ............................   (12,335,118)           (20,491,298)    (13,291,822)      (25,627,607)
                                             -----------------------------------------------------------------------
Net increase ...............................     2,923,336        $     4,707,930      24,861,785   $    48,084,597
                                             -----------------------------------------------------------------------
CLASS C SHARES:
Shares sold ................................    24,879,916        $    41,212,790      70,486,785   $   136,735,758
Shares issued in reinvestment
 of distributions ..........................     5,719,170              9,494,570       9,243,621        17,942,995
Shares redeemed ............................   (36,023,607)           (60,003,933)    (48,534,370)      (93,981,573)
                                             -----------------------------------------------------------------------
Net increase (decrease) ....................    (5,424,521)       $    (9,296,573)     31,196,036   $    60,697,180
                                             -----------------------------------------------------------------------
CLASS R SHARES:
Shares sold ................................       340,436        $       549,221         375,811   $       712,648
Shares issued in reinvestment
 of distributions ..........................        21,728                 35,931           3,666             6,968
Shares redeemed ............................      (122,726)              (206,984)             (1)               (1)
                                             -----------------------------------------------------------------------
Net increase ...............................       239,438        $       378,168         379,476   $       719,615
                                             -----------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ................................     5,026,793        $     8,218,290       5,043,071   $     9,750,299
Shares issued in reinvestment
 of distributions ..........................       345,092                571,739         710,160         1,375,938
Shares redeemed ............................    (3,371,320)            (5,545,842)     (5,232,996)      (10,024,745)
                                             -----------------------------------------------------------------------
Net increase ...............................     2,000,565        $     3,244,187         520,235   $     1,101,492
                                             -----------------------------------------------------------------------

a For the period January 1, 2002 (effective date) to May 31, 2002 for Class R shares.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

        ENTITY                                                                         AFFILIATION
       --------------------------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                             Investment manager
        Franklin Templeton Services, LLC (FT Services)                                 Administrative manager
        Franklin/Templeton Distributors, Inc. (Distributors)                           Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)                  Transfer agent

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE            MONTH-END NET ASSETS
      --------------------------------------------------------------------------
         .625%             First $100 million
         .500%             Over $100 million, up to and including $250 million
         .450%             In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .15%, .65%, .65% and .50% per year of its average daily net assets of Class A, Class B, Class C and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $673,649 and $400,686, respectively.

The Fund paid transfer agent fees of $1,612,190, of which $1,198,993 was paid to Investor Services.


4. INCOME TAXES

At May 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003 ........................... $  4,606,276
         2009 ...........................  126,000,271
         2010 ...........................  147,493,159
                                          ------------
                                          $278,099,706
                                          ------------

On May 31, 2002 the Fund had expired capital loss carryovers of $12,243,104 which were reclassified to paid-in capital.

At May 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $138,287,010 and $119,530, respectively. For tax purposes, such losses will be reflected in the year ending 2003.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES (CONT.)

At November 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $3,314,960,145 was as follows:

        Unrealized appreciation ..................  $    69,167,979
        Unrealized depreciation ..................   (1,134,209,710)
                                                    ----------------
        Net unrealized depreciation ..............  $(1,065,041,731)
                                                    ----------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2002 aggregated $356,842,565 and $444,965,565, respectively.

6. SWEEP MONEY FUND

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $549,606 of dividend income from investment in the Sweep Money Fund.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 88.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 2002, the Fund held defaulted securities with a value aggregating $67,536,815 representing 2.9% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and, provides an estimate for losses on interest receivable.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (unaudited) (CONTINUED)

8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES


The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at November 30, 2002 were as shown below.

                                         NUMBER OF                              NUMBER OF
                                        SHARES HELD                            SHARES HELD                            REALIZED
                                        AT BEGINNING     GROSS      GROSS        AT END        VALUE AT     DIVIDEND   CAPITAL
NAME OF ISSUER                           OF PERIOD     ADDITIONS  REDUCTIONS    OF PERIOD   END OF PERIOD    INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Anacomp Inc., A .......................    366,600           --         --        366,600     $8,477,625       --          --
Harvard Industries Inc. ...............    793,966           --         --        793,966          3,970       --          --
International Wireless Communications
  Holdings Inc. .......................  1,759,743           --         --      1,759,743            264       --          --
Prandium Inc. .........................         --      524,377         --        524,377        267,432       --          --
VS Holdings ...........................  1,685,375           --         --      1,685,375              *       --          --
                                                                                              ---------------------------------
  TOTAL NON-CONTROLLED
   AFFILIATED ISSUERS .................                                                       $8,749,291       --          --
                                                                                              ---------------------------------

*As of November 30, 2002, no longer an affiliate.

9. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. and Styling Technology Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

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
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

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME8
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

[LOGO OMITTED]

FRANKLIN(R)TEMPLETON(R)
      INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

Semiannual Report
Franklin's AGE High Income Fund

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin's AGE High Income Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

105 S2002 01/03     [GRAPHIC OMITTED]  Printed on recycled paper